         MORGAN STANLEY INSTITUTIONAL FUNDS, TRUST - BALANCED PORTFOLIO
                          ITEM 77(O) 10F-3 TRANSACTIONS
                       APRIL 1, 2008 - SEPTEMBER 30, 2008

                                                                          Amount of     % of      % of
                                         Offering           Total          Shares     Offering    Funds
  Security      Purchase/     Size of    Price of         Amount of       Purchased   Purchased   Total                    Purchased
  Purchased    Trade Date    Offering     Shares          Offering         By Fund     By Fund    Assets      Brokers        From
  ---------    ----------    --------    --------    -----------------   -----------  ---------  -------  ---------------  ---------
 Oracle Corp.   04/02/08         -       $99.953     $2,500,000,000.00   $95,000.00     0.00%     0.13%        Citi,       Citigroup
   5.75%                                                                                                    Mitsubishi
due 4/15/2018                                                                                                  UFJ
                                                                                                            Securities,
                                                                                                              Banc of
                                                                                                              America
                                                                                                            Securities
                                                                                                             LLC, BMO
                                                                                                              Capital
                                                                                                             Markets,
                                                                                                               HSBC,
                                                                                                              Merrill
                                                                                                           Lynch & CO.,
                                                                                                              Credit
                                                                                                            Suisse, BNP
                                                                                                           PARIBAS, RBC
                                                                                                              Capital
                                                                                                           Markets, RBS
                                                                                                             Greenwich
                                                                                                             Capital,
                                                                                                             SCOCIETE
                                                                                                             GENERALE,
                                                                                                            UCI Capital
                                                                                                             Markets,
                                                                                                              Morgan
                                                                                                             Stanley,
                                                                                                              Mizuho
                                                                                                            Securities
                                                                                                             USA Inc.,
                                                                                                             Wachovia
                                                                                                            Securities,
                                                                                                            Wells Fargo
                                                                                                            Securities,
                                                                                                            BNY Capital
                                                                                                             Markets,
                                                                                                           Inc., Lehman
                                                                                                             Brothers

   Wal-Mart     04/08/08         -       $99.759000  $1,000,000,000.00   100,000.00     0.01%     13.00%    Cit, Credit     Goldman
 Stores Inc.                                                                                                  Suisse,        Sachs
 Note 4.250%                                                                                              Goldman, Sachs
due 4/15/2013                                                                                               & Co., RBS
                                                                                                             Greenwich
                                                                                                           Capital, Bank
                                                                                                            of America
                                                                                                            Securities
                                                                                                             LLC, BBVA
                                                                                                            Securities,
                                                                                                           Deutsche Bank
                                                                                                            Securities,
                                                                                                           HSBC, Lehman
                                                                                                             Brothers,
                                                                                                              Mizuho
                                                                                                          Securities USA
                                                                                                               Inc.,
                                                                                                            Santander
                                                                                                          Investment, TD
                                                                                                            Securities,
                                                                                                             Barclays
                                                                                                           Capital, BNP
                                                                                                             PARIBAS,
                                                                                                             Dresdner
                                                                                                            Kleinwort,
                                                                                                             JPMorgan,
                                                                                                          Mitsubishi UFJ
                                                                                                            Securities,
                                                                                                              Morgan
                                                                                                             Stanley,
                                                                                                             Standard
                                                                                                             Chartered
                                                                                                             Bank, UBS
                                                                                                            Investment
                                                                                                          Bank, Wachovia
                                                                                                            Securities

  Dell Inc.     04/14/08         -       $99.736     $5000,000,000.00    160,000.00     0.03%     16.00%     Barclays      JPMorgan
   5.650%                                                                                                    Capital,     Securities
due 4/14/2018                                                                                                Goldman
                                                                                                              Sachs &
                                                                                                               Co.,
                                                                                                             JPMorgan
                                                                                                            Securities,
                                                                                                              Banc of
                                                                                                              America
                                                                                                            Securities
                                                                                                               LLC,
                                                                                                            Citigroup
                                                                                                             Global
                                                                                                             Markets
                                                                                                              Inc.,
                                                                                                             Deutsche
                                                                                                               Bank
                                                                                                            Securities
                                                                                                              Inc.,
                                                                                                               HSBC
                                                                                                            Securities,
                                                                                                              Mizuho
                                                                                                            Securities
                                                                                                             USA Inc.,
                                                                                                              Morgan
                                                                                                             Stanley,
                                                                                                               UBS
                                                                                                            Securities
                                                                                                               LLC

  XTO Energy    04/15/08         -       $99.539000  $800,000,000.00     220,000.00     0.03%     0.22%       Lehman        Lehman
     Inc.                                                                                                    Brothers,     Brothers
    5.500%                                                                                                   Banc of
 due 6/15/2018                                                                                               America
                                                                                                            Securities
                                                                                                             LLC, BNP
                                                                                                             PARIBAS,
                                                                                                              Credit
                                                                                                             Suisse,
                                                                                                             Deutsche
                                                                                                               Bank
                                                                                                           Securities,
                                                                                                             Goldman,
                                                                                                             Sachs &
                                                                                                               Co.,
                                                                                                            Jefferies
                                                                                                             Company,
                                                                                                            JPMorgan,
                                                                                                              Morgan
                                                                                                             Stanley,
                                                                                                               RBS
                                                                                                            Greenwich
                                                                                                             Capital,
                                                                                                              Citi,
                                                                                                             Merrill
                                                                                                             Lynch &
                                                                                                            Co., BBVA
                                                                                                           Securities,
                                                                                                           BMO Capital
                                                                                                             Markets,
                                                                                                           BNY Capital
                                                                                                             Markets,
                                                                                                             Comerica
                                                                                                           Securities,
                                                                                                              Fortis
                                                                                                            Securities
                                                                                                           LLC, Lazard
                                                                                                             Capital
                                                                                                             Markets,
                                                                                                             Natixis
                                                                                                           Bleichroeder
                                                                                                           Inc., Piper
                                                                                                             Jaffray,
                                                                                                           Wells Fargo
                                                                                                           Securities,
                                                                                                             SunTrust
                                                                                                             Robinson
                                                                                                            Humphrey,
                                                                                                               UBS
                                                                                                            Investment
                                                                                                              Bank,
                                                                                                             Wachovia
                                                                                                            Securities

    General     04/16/08         -       $99.733000  $4,000,000,000.00   405,000.00     0.01%     0.54%       Banc of        Lehman
   Electric                                                                                                   America       Brothers
 Capital Corp.                                                                                               Securities
  Note 5.625%                                                                                                   LLC,
 due 5/1/2018                                                                                                 Goldman,
                                                                                                              Sachs &
                                                                                                            Co., Lehman
                                                                                                              Brothers
                                                                                                               Inc.,
                                                                                                               Morgan
                                                                                                             Stanley &
                                                                                                                Co.
                                                                                                            Incorporated,
                                                                                                             Castle Oak
                                                                                                            Securities,
                                                                                                               L.P.,
                                                                                                              Blaylock
                                                                                                            Robert Van,
                                                                                                            LLC, Samuel
                                                                                                             A. Ramirez
                                                                                                               & Co.,
                                                                                                               Inc.,
                                                                                                              Utendahl
                                                                                                              Capital
                                                                                                            Group, LLC,
                                                                                                                The
                                                                                                              Williams
                                                                                                              Capital
                                                                                                            Group, L.P.

 Dr. Pepper     04/25/08         -       $99.985     $1,200,000,000.00   50,000         0.00%     0.07%       Banc of      JPMorgan
Snapple Group                                                                                                 America     Securities
    Inc.                                                                                                    Securities
 Note 6.820%                                                                                                   LLC,
 due 5/1/2018                                                                                                Goldman
                                                                                                              Sachs &
                                                                                                                Co.,
                                                                                                              JPMorgan
                                                                                                            Securities,
                                                                                                               Morgan
                                                                                                              Stanley,
                                                                                                                UBS
                                                                                                             Securities
                                                                                                              LLC, BNP
                                                                                                              Paribas,
                                                                                                             Mitsubishi
                                                                                                                UFJ
                                                                                                             Securities
                                                                                                             Internet,
                                                                                                               Scotia
                                                                                                              Capital
                                                                                                               Inc.,
                                                                                                              SunTrust
                                                                                                              Robinson
                                                                                                             Humphrey,
                                                                                                                 TD
                                                                                                            Securities,
                                                                                                              Wachovia
                                                                                                             Securities
                                                                                                                Inc.

   Newfield     05/05/08     $100.00        -        $600,000,000        40,000         0.00%     0.09%      JPMorgan,     JPMorgan
  Exploration                                                                                               BMO Capital   Securities
      Co.                                                                                                   Markets, RBS
  Note 7.125%                                                                                                Greenwich
 due 5/15/2018                                                                                                Capital,
                                                                                                              Banc of
                                                                                                              America
                                                                                                             Securities
                                                                                                             LLC, BBVA
                                                                                                            Securities,
                                                                                                               Fortis
                                                                                                             Securities
                                                                                                            LLC, Mizuho
                                                                                                             Securities
                                                                                                             USA Inc.,
                                                                                                              Wedbush
                                                                                                               Morgan
                                                                                                             Securities
                                                                                                               Inc.,
                                                                                                              CALYON,
                                                                                                               Morgan
                                                                                                              Stanley,
                                                                                                            Wells Fargo
                                                                                                            Securities,
                                                                                                              DnB NOR
                                                                                                              Markets

   Directv      05/07/08     $100.00         -       $1,500,000,000.00   165,000        0.01%     0.53%       Banc of      JPMorgan
   Holdings                                                                                                   America     Securities
LLC/Directv F                                                                                               Securities
 Note 7.625%                                                                                                   LLC,
due 5/15/2016                                                                                                 Credit
                                                                                                              Suisse,
                                                                                                             JPMorgan
                                                                                                            Securities,
                                                                                                              Morgan
                                                                                                              Stanley

   Harley-      05/15/08         -       $99.805000  $1,000,000,000.00   535,000        0.05%     0.35%       Citigroup    Citigroup
   Davidson                                                                                                    Glohal
Funding Corp.                                                                                                 Markets,
 Note 6.800%                                                                                                   Morgan
due 6/15/2018                                                                                                 Stanley &
                                                                                                              Co. Inc.,
                                                                                                              Greenwich
                                                                                                               Capital
                                                                                                              Markets,
                                                                                                              JPMorgan,
                                                                                                                BNP
                                                                                                               Paribas
                                                                                                              Securiteis
                                                                                                                Corp.,
                                                                                                               Deutsche
                                                                                                                Bank
                                                                                                              Securities
                                                                                                                Inc.,
                                                                                                               Wachovia
                                                                                                               Capital
                                                                                                               Markets

  HBOS PLC      05/15/08         -       $99.584000  $2,000,000,000.00   225,000        0.01%     0.51%        Goldman,    Goldman
 Note 6.750%                                                                                                    Sachs &     Sachs
due 5/21/2018                                                                                                    Co.,
                                                                                                               Morgan
                                                                                                               Stanley,
                                                                                                               Lehman
                                                                                                               Brothers

 Time Warner    06/16/08         -       $99.917     $2,000,000,000      185,000        0.00%     0.45%       Banc of      Banc of
 Cable Inc.                                                                                                   America      America
 Note 6.750%                                                                                                 Securities   Securities
due 7/1/2018                                                                                                  LLC, BNP
                                                                                                              PARIBAS,
                                                                                                               Morgan
                                                                                                              Stanley,
                                                                                                                RBS
                                                                                                             Greenwich
                                                                                                              Capital,
                                                                                                              Wachovia
                                                                                                            Securities,
                                                                                                              Barclays
                                                                                                              Capital,
                                                                                                            Citi, Daiwa
                                                                                                             Securities
                                                                                                              America
                                                                                                               Inc.,
                                                                                                              Goldman,
                                                                                                              Sachs &
                                                                                                            Co., Mizuho
                                                                                                             Securities
                                                                                                             USA Inc.,
                                                                                                               Fortis
                                                                                                             Securities
                                                                                                                LLC.
                                                                                                            Mitsubishi,
                                                                                                                UFJ
                                                                                                            Securities,
                                                                                                                UBS
                                                                                                             Investment
                                                                                                               Bank,
                                                                                                              Deutsche
                                                                                                                Bank
                                                                                                            Securities,
                                                                                                               Lehman
                                                                                                             Brothers,
                                                                                                              Blayleck
                                                                                                            Robert Van,
                                                                                                                LLC,
                                                                                                              Cabrera
                                                                                                              Capital
                                                                                                              Markets,
                                                                                                              LLC, The
                                                                                                              Williams
                                                                                                              Capital
                                                                                                            Group, L.P.

   Thomson      06/17/08         -       $99.084     $1,000,000,000     465,000         0.04%     0.31%      Barclays      Banc of
   Reuters                                                                                                   Capital,      America
    Corp.                                                                                                    JPMorgan,    Securities
   6.500%                                                                                                     Morgan
 due 7/15/2018                                                                                               Stanley,
                                                                                                               RBS
                                                                                                            Greenwich
                                                                                                             Capital,
                                                                                                             Banc of
                                                                                                             America
                                                                                                            Securities
                                                                                                           LLC, Lehman
                                                                                                            Brothers,
                                                                                                             Merrill
                                                                                                             Lynch &
                                                                                                             Co., RBC
                                                                                                             Capital
                                                                                                             Markets,
                                                                                                           BMO Capital
                                                                                                             Markets,
                                                                                                              Citi,
                                                                                                             Deutsche
                                                                                                               Bank
                                                                                                           Securities,
                                                                                                             Goldman,
                                                                                                             Sachs &
                                                                                                            Co., HSBC,
                                                                                                             Standard
                                                                                                            Chartered
                                                                                                             Bank, TD
                                                                                                           Securities,
                                                                                                               UBS
                                                                                                            Investment
                                                                                                              Bank,
                                                                                                             Wachovia
                                                                                                            Securities

  Rio Tinto     06/24/08         -       $99.131     $1,750,000,000.00   140,000        0.00%     0.34%      Deutsche      JPMorgan
 Finance USA                                                                                                   Bank       Securities
     LTD                                                                                                    Securities,
 Note 6.500%                                                                                                 JPMorgan,
due 7/15/2018                                                                                                 Morgan
                                                                                                             Stanley,
                                                                                                              Credit
                                                                                                            Suisse, RBS
                                                                                                             Greenwich
                                                                                                              Capital,
                                                                                                              SOCIETE
                                                                                                             GENERALE,
                                                                                                                ANZ
                                                                                                            Securities,
                                                                                                               Banco
                                                                                                               Bilbao
                                                                                                              Vizcaya
                                                                                                             Argentina,
                                                                                                               S.A.,
                                                                                                              CALYON,
                                                                                                               Daiwa
                                                                                                             Securities
                                                                                                              America
                                                                                                               Inc.,
                                                                                                             Mitsubishi
                                                                                                                UFJ
                                                                                                             Securities
                                                                                                            International
                                                                                                            plc, Mizuho
                                                                                                            International
                                                                                                                plc

    Tyco        07/29/08         -       $99.970     $300,000,000.00     155,000        0.02%     0.38%        Goldman,       UBS
 Electronics                                                                                                   Sachs &      Warburg
   Group SA                                                                                                   Co., Banc
 Noted 5.950%                                                                                                 of America
due 01/15/2014                                                                                               Securities
                                                                                                             LLC, Citi,
                                                                                                              Deutsche
                                                                                                                Bank
                                                                                                            securities,
                                                                                                               Morgan
                                                                                                              Stanley,
                                                                                                                UBS
                                                                                                             Investment
                                                                                                               Bank,
                                                                                                              Barclays
                                                                                                              Capital,
                                                                                                                BNP
                                                                                                              PARIBAS,
                                                                                                             JPMorgan,
                                                                                                               Lehman
                                                                                                              Brothers

  Alcoa Inc.    07/10/08         -       $99.684000  $750,000,000.00     610,000        0.00%     0.15%        Banc of      Barclays
 Note 6.750%                                                                                                   America      Capital
due 07/15/2018                                                                                               Securities       Inc.
                                                                                                                LLC,
                                                                                                              Barclays
                                                                                                              Capital,
                                                                                                                Citi,
                                                                                                               Lehman
                                                                                                              Brothers,
                                                                                                             Mitsubishi
                                                                                                                 UFJ
                                                                                                             Securities,
                                                                                                                BNP
                                                                                                              PARIBAS,
                                                                                                                BMO
                                                                                                               Capital
                                                                                                              Markets,
                                                                                                               Morgan
                                                                                                              Stanley,
                                                                                                              Deutsche
                                                                                                                Bank
                                                                                                             Securities,
                                                                                                                BNY
                                                                                                               Mellon
                                                                                                              Capital
                                                                                                              Markets,
                                                                                                              LLC, RBS
                                                                                                              Greenwich
                                                                                                              Capital,
                                                                                                                 ANZ
                                                                                                             Securities,
                                                                                                                BBVA
                                                                                                             Securities,
                                                                                                              Goldman,
                                                                                                              Sachs &
                                                                                                              Co. UBS
                                                                                                             Investment
                                                                                                                Bank,
                                                                                                                Banca
                                                                                                                 IMI,
                                                                                                                Daiwa
                                                                                                             Securities
                                                                                                              America
                                                                                                                Inc.,
                                                                                                              JPMorgan

 Walgreen Co.   07/14/08         -       $99.610     $1,300,000,000.00   85,000         0.00%     0.21%        Banc of     JPMorgan
 Noted 4.875%                                                                                                  America    Securities
due 08/01/2013                                                                                               Securities
                                                                                                                LLC,
                                                                                                             JPMorgan,
                                                                                                              Goldman,
                                                                                                              Sachs &
                                                                                                            Co., Morgan
                                                                                                              Stanley,
                                                                                                               Wells
                                                                                                               Fargo
                                                                                                            Securities,
                                                                                                                Loop
                                                                                                              Capital
                                                                                                            Markets, LC

  Dupont El     07/23/08         -       $99.960     $1,250,000,000.00   100,000        0.00%     0.25%        Credit       Goldman
    Nemour                                                                                                     Suisse,       Sachs
 Note 6.00%                                                                                                    Goldman,
due 07/15/2018                                                                                               Sachs & Co.,
                                                                                                               Morgan
                                                                                                              Stanley,
                                                                                                               Banc of
                                                                                                               America
                                                                                                             Securities
                                                                                                                LLC,
                                                                                                              JPMorgan,
                                                                                                                ,RBS
                                                                                                              Greenwich
                                                                                                              Capital,
                                                                                                              Citi, ING
                                                                                                             Wholesale,
                                                                                                              Deutsche
                                                                                                                Bank
                                                                                                             Securities,
                                                                                                                HSBC,
                                                                                                             Mitsubishi
                                                                                                                 UFJ
                                                                                                             Securities,
                                                                                                               Mizuho
                                                                                                             Securities
                                                                                                              USA Inc.,
                                                                                                              Santander
                                                                                                             Investment,
                                                                                                               Scotia
                                                                                                              Capital,
                                                                                                              Standard
                                                                                                              Chartered
                                                                                                              Bank, UBS
                                                                                                             Investment
                                                                                                              Bank, The
                                                                                                              Williams
                                                                                                               Capital
                                                                                                             Group, L.P.

  XTO Energy    08/04/08         -       $99.713     $1,000,000,000.00   25,000         0.00%     0.06%        Lehman        Lehman
     Inc.                                                                                                     Brothers,     Brothers
    6.500%                                                                                                   Jeffries &
due 12/15/2018                                                                                                Company,
                                                                                                              Wachovia
                                                                                                             Securities,
                                                                                                               Banc of
                                                                                                               America
                                                                                                             Securities
                                                                                                              LLC, BNP
                                                                                                              PARIBAS,
                                                                                                              SunTrust
                                                                                                              Robinson
                                                                                                              Humphrey,
                                                                                                                 RBS
                                                                                                              Greenwich
                                                                                                              Capital,
                                                                                                              Deutsche
                                                                                                                Bank
                                                                                                             Securities,
                                                                                                              Barclays
                                                                                                              Capital,
                                                                                                               Credit
                                                                                                               Suisse,
                                                                                                               Morgan
                                                                                                              Stanley,
                                                                                                                Citi,
                                                                                                              JPMorgan,
                                                                                                               Merrill
                                                                                                            Lynch & Co.,
                                                                                                                 UBS
                                                                                                             Investment
                                                                                                             Bank, BBVA
                                                                                                             Securities,
                                                                                                              Comerica
                                                                                                             Securities,
                                                                                                               Lazard
                                                                                                               Capital
                                                                                                              Markets,
                                                                                                               Tudor,
                                                                                                             Pickering,
                                                                                                             Holt & Co.,
                                                                                                             BMO Capital
                                                                                                            Markets, DNB
                                                                                                            NOR Markets,
                                                                                                               Natixis
                                                                                                            Bleichroeder
                                                                                                              Inc., BNY
                                                                                                               Mellon
                                                                                                               Capital
                                                                                                              Markets,
                                                                                                             LLC, Fortis
                                                                                                             Securities
                                                                                                             LLC, Piper
                                                                                                              Jaffray,
                                                                                                             Wells Fargo
                                                                                                             Securities

  Dr. Pepper    04/25/08         -       $99.985     $1,200,000,000.00   50,000         0.00%     0.07%       Banc of      JPMorgan
Snapple Group                                                                                                 America     Securities
     Inc.                                                                                                   Securities
 Note 6.820%                                                                                                LLC, Goldman
due  5/1/2018                                                                                              Sachs & Co.,
                                                                                                             JPMorgan
                                                                                                            Securities,
                                                                                                              Morgan
                                                                                                           Stanley, UBS
                                                                                                            Securities
                                                                                                             LLC, BNP
                                                                                                             Paribas,
                                                                                                            Mitsubishi
                                                                                                                UFJ
                                                                                                            Securities
                                                                                                             Internet,
                                                                                                              Scotia
                                                                                                              Capital
                                                                                                               Inc.,
                                                                                                             SunTrust
                                                                                                             Robinson
                                                                                                           Humphrey, TD
                                                                                                            Securities,
                                                                                                             Wachovia
                                                                                                            Securities
                                                                                                               Inc.

Bristol-Meyers  04/28/08         -       $99.825000  $600,000,000.00     40,000.00      0.01%     0.05%       Banc of      JPMorgan
  Squibb CO.                                                                                                  America     Securities
    5.450%                                                                                                  Securities
 due 5/1/2018                                                                                                   LLC,
                                                                                                             JPMorgan,
                                                                                                               Citi,
                                                                                                              Goldman,
                                                                                                            Sachs & Co.,
                                                                                                           RBS Greenwich
                                                                                                              Capital,
                                                                                                               Morgan
                                                                                                            Stanley, UBS
                                                                                                             Investment
                                                                                                                Bank

Comcast Corp    05/02/08         -       $99.97600   $1,000,000,000.00   135,000.00     0.01%     0.18%        Citi,       Deutsche
 Note 5.700%                                                                                                 Deutsche        Bank
due 5/15/2018                                                                                                  Bank
                                                                                                            Securities,
                                                                                                              Merrill
                                                                                                              Lynch &
                                                                                                              Co., UBS
                                                                                                             Investment
                                                                                                             Bank, Banc
                                                                                                             of America
                                                                                                             Securities
                                                                                                             LLC, Daiwa
                                                                                                             Securities
                                                                                                              America
                                                                                                               Inc.,
                                                                                                             Mitsubishi
                                                                                                                UFJ
                                                                                                            Securities,
                                                                                                               Lehman
                                                                                                              Brothers
                                                                                                                TSB
                                                                                                             Corporate
                                                                                                              Markets,
                                                                                                             Blaylock &
                                                                                                              Company,
                                                                                                               Inc.,
                                                                                                             Ramirez &
                                                                                                             Co., Inc.,
                                                                                                              Cabrera
                                                                                                              Capital
                                                                                                              Markets,
                                                                                                                LLC,
                                                                                                              Merrill
                                                                                                              Lynch &
                                                                                                              Co., UBS
                                                                                                             Investment
                                                                                                               Bank,
                                                                                                              Barclays
                                                                                                              Capital,
                                                                                                              Goldman,
                                                                                                              Sachs &
                                                                                                            Co., Morgan
                                                                                                              Stanley,
                                                                                                              Wachovia
                                                                                                            Securities,
                                                                                                               Mizuho
                                                                                                             Securities
                                                                                                             USA inc.,
                                                                                                             BNY Mellon
                                                                                                              Capital
                                                                                                              Markets,
                                                                                                            LLC, Guzman
                                                                                                             & Company,
                                                                                                                M.R.
                                                                                                                Beal
                                                                                                                 &
                                                                                                              Company,
                                                                                                                BNP
                                                                                                              PARIBAS,
                                                                                                             JPMorgan,
                                                                                                             The Royal
                                                                                                              Bank of
                                                                                                             Scotland,
                                                                                                             Sun Trust
                                                                                                              Robinson
                                                                                                             Humphrey,
                                                                                                               Piper
                                                                                                              Jaffray,
                                                                                                                Loop
                                                                                                              Capital
                                                                                                              Markets,
                                                                                                              LLC, The
                                                                                                              Williams
                                                                                                              Capital
                                                                                                               Group,
                                                                                                               L.P.,
                                                                                                              Siebert
                                                                                                              Capital
                                                                                                              Markets

   AT&T In.     05/08/08         -       $99.916000  $1,000,000,000.00   40,000         0.00%     0.05%        Banc of     Deutsche
 Note 5.600%                                                                                                   America       Bank
due 5/15/2018                                                                                                 Securities
                                                                                                                LLC,
                                                                                                              Deutsche
                                                                                                               Bank,
                                                                                                               Morgan
                                                                                                              Stanley,
                                                                                                                UBS
                                                                                                             Investment
                                                                                                             Bank, RBS
                                                                                                             Greenwich
                                                                                                              Capital,
                                                                                                             Barclays,
                                                                                                              Blaylock
                                                                                                            Robert Van,
                                                                                                                LLC,
                                                                                                              Cabrera
                                                                                                              Capital
                                                                                                              Markets,
                                                                                                                LLC,
                                                                                                              Siebert
                                                                                                              Capital
                                                                                                              Markets,
                                                                                                              Utendahl
                                                                                                              Capital
                                                                                                              Markets,
                                                                                                                L.P.

    Tyco        07/29/08         -       $99.970     $300,000,000.00     215,000        0.07%     1.08%        Goldman,       UBS
 Electronics                                                                                                 Sachs & Co.,   Warburg
  Group SA                                                                                                      Banc of
 Noted 5.950%                                                                                                  America
due 01/15/2014                                                                                               Securities
                                                                                                              LLC, Citi,
                                                                                                               Deutsche
                                                                                                                 Bank
                                                                                                              securities,
                                                                                                                Morgan
                                                                                                             Stanley, UBS
                                                                                                              Investment
                                                                                                                 Bank,
                                                                                                               Barclays
                                                                                                             Capital, BNP
                                                                                                               PARIBAS,
                                                                                                               JPMorgan,
                                                                                                                Lehman
                                                                                                               Brothers

 Walgreen Co.   07/14/08         -       $99.610     $1,300,000,000.00   20,000         0.00%     0.10%        Banc of     JPMorgan
 Noted 4.875%                                                                                                  America    Securities
due 08/01/2013                                                                                               Securities
                                                                                                                LLC,
                                                                                                              JPMorgan,
                                                                                                              Goldman,
                                                                                                            Sachs & Co.,
                                                                                                               Morgan
                                                                                                              Stanley,
                                                                                                                Wells
                                                                                                                Fargo
                                                                                                             Securities,
                                                                                                                Loop
                                                                                                               Capital
                                                                                                             Markets, LC